UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 26, 2022 (August 25, 2022)
Sema4 Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-39482	85-1966622
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower, 8th Floor			06902
Stamford,	Connecticut
(Address of Principal Executive Offices)			(Zip Code)
(800) 298-6470
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SMFR	The Nasdaq Global Select Market
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	SMFRW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Directors or Certain Officers.

On August 26, 2022, Sema4 Holdings Corp. (“Sema4 Holdings” or the “Company”) announced that its Interim Chief Financial Officer and Deputy Chief Financial Officer, Richard Miao, will leave the Company. Mr. Miao’s last day of employment will be September 2, 2022. Pursuant to his employment agreement with the Company, Mr. Miao will be entitled to receive accrued and unpaid compensation owed to him through the last day of his employment.

(c) Appointment of Certain Officers.

On August 25, 2022, Kevin Feeley, the Company’s current Senior Vice President of Operations and Head of GeneDx, was appointed to also serve as the Chief Financial Officer, effective August 25, 2022. In this role, Mr. Feeley has assumed the responsibilities of Principal Financial Officer and Principal Accounting Officer.

Mr. Feeley has served as Senior Vice President of Operations of the Company and Head of GeneDx since April 2022. Prior to joining the Company, Mr. Feeley held the position of Chief Financial Officer of BioReference Laboratories, Inc. and GeneDx, Inc. from January 2018 to April 2022. Mr. Feeley also spent more than a decade in the audit practice of KPMG LLP, working closely with large multinational pharmaceutical companies. He is a certified Public Accountant and holds a B.B.A. in Accounting from James Madison University.

In connection with the appointment, the Company and Mr. Feeley entered into an amendment to Mr. Feeley’s employment agreement providing for (i) a salary increase for a total annual base salary of $450,000, (ii) target annual bonus of 50% of annual base salary, and (iii) a grant of stock options and restricted stock units with an aggregate grant-date value of $750,000. The foregoing description of the amendment to Mr. Feeley’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Mr. Feeley has no family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K and has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Feeley and any other person pursuant to which Mr. Feeley was named Chief Financial Officer of the Company.

Item 7.01           Regulation FD Disclosure.
On August 26, 2022, Sema4 Holdings issued a press release announcing Mr. Feeley’s appointment as Chief Financial Officer, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01           Other Events.
On May 2, 2022, the Company filed a Current Report on Form 8-K (the “GeneDx Acquisition Form 8-K”) to report, among other items, the completion of the acquisition (the “Acquisition”) of GeneDx, Inc. (“GeneDx”) pursuant to that certain Agreement and Plan of Merger, dated January 14, 2022 (as amended, the “Merger Agreement”), among the Company, GeneDx, OPKO Health, Inc. and the other parties thereto. The GeneDx Acquisition Form 8-K incorporated by reference the audited combined carve out balance sheets of GeneDx and subsidiary as of December 31, 2021 and 2020, the related audited combined carve out statements of comprehensive loss, equity and cash flows for each of the two years in the period ended December 31, 2021, and the related notes (the “GeneDx Annual Financial Statements”), and included the unaudited pro forma combined financial information of the Company giving effect to the Acquisition of GeneDx as of and for the year ended December 31, 2021, and the related notes (the “Company Annual Pro Forma Financial Information”).

In connection with the filing of Registration Statements on Form S-3 by the Company on the date hereof, this Current Report on Form 8-K is also being filed to provide updated combined carve out financial statements of GeneDx and subsidiary for the three months ended March 31, 2022 and 2021 (the “GeneDx Interim Financial Statements”) and updated unaudited pro forma combined financial information of the Company giving effect to the Acquisition for the six months ended June 30, 2022 (the “Company Interim Pro Forma Financial Information”), as required by Form S-3. These GeneDx Interim Financial Statements and the Company Interim Pro Forma Financial Information updates and supplements the GeneDx Annual Financial Statements and the Company Annual Pro Forma Financial Information. To the extent that information in Item 8.01 and Item 9.01(a) and (b) of this Current Report on Form 8-K and the related Exhibits 99.2 and 99.3 hereto differs from or updates information contained in the GeneDx Acquisition Form 8-K, the information in such items of and exhibits to this Current Report on Form 8-K shall supersede or supplement the information in the GeneDx Acquisition Form 8-K.

Item 9.01           Financial Statement and Exhibits.
(a)    Financial Statements of Business Acquired.

(1)     The combined carve-out financial statements of GeneDx and Subsidiary for the three months ended March 31, 2022 and March 2021, are being filed as Exhibit 99.2 to this Current Report on Form 8-K and are included herein.

(b) Pro Forma Financial Information.

(1) The unaudited pro forma combined financial information of the Company giving effect to the Acquisition for the six months ended June 30, 2022, is being filed as Exhibit 99.3 to this Current Report on Form 8-K and is included herein.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No.1 to the Employment of Agreement of Kevin Feeley, dated August 25, 2022
99.1	Press Release, dated August 26, 2022, regarding the Registrant's Appointment of its New Chief Financial Officer
99.2	Combined Carve-out Financial Statements of GeneDx and Subsidiary for the Three Months Ended March 31, 2022
99.3	Unaudited Pro Forma Combined Financial Information of the Company for the Six Months ended June 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sema4 Holdings Corp.

Date:	August 26, 2022	By:	/s/ Katherine Stueland
		Name:	Katherine Stueland
		Title:	Chief Executive Officer